CONSOLIDATED FINANCIAL STATEMENTS
Financial Guaranty Insurance Company and Subsidiaries
December 31, 2004
with Report of Independent Auditors

             Financial Guaranty Insurance Company and Subsidiaries

                       Consolidated Financial Statements

                               December 31, 2004

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Financial Guaranty Insurance Company

We have  audited  the  accompanying  consolidated  balance  sheets of  Financial
Guaranty  Insurance  Company and Subsidiaries (the "Company") as of December 31,
2004  and  2003,   and  the   related   consolidated   statements   of   income,
stockholder's  equity and cash flows for the year ended  December  31,  2004 and the periods from December 18, 2003 through  December 31, 2003,  and from January
1,  2003  through  December  17,  2003.  These  financial   statements  are  the
responsibility  of the Company's  management.  Our  responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance  with the standards of the Public  Company
Accounting  Oversight Board (United  States).  Those  standards  require that we plan and  perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material  misstatement.  We were not engaged to perform an audit of the Company's  internal  control over  financial  reporting.
Our audits included  consideration of internal control over financial  reporting as  a  basis  for  designing  audit  procedures  that  are  appropriate  in  the circumstances,  but  not  for  the  purpose  of  expressing  an  opinion  on the effectiveness  of the  Company's  internal  control  over  financial  reporting.
Accordingly,  we express no such opinion. An audit also includes  examining,  on a test basis,  evidence  supporting the amounts and disclosures in the financial statements,  assessing the accounting  principles used and significant estimates
made  by   management,   and   evaluating   the  overall   financial   statement
presentation.  We believe  that our audits  provide a  reasonable  basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the consolidated  financial  position of the Company as
of   December 31, 2004   and  2003,  and  the  consolidated   results  of  their
operations  and their cash flows for the year ended  December  31,  2004 and the periods from  December  18, 2003  through  December 31, 2003 and from January 1,
2003 through  December 17, 2003,  in  conformity  with U.S.  generally  accepted accounting principles.

                                                          /s/ Ernst & Young LLP

New York, New York
January 24, 2005
except for note 3k as to which the date is
March 15, 2005

                                        1

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Financial Guaranty Insurance Company:

We have  audited  the  accompanying  predecessor  basis  statements  of  income, stockholder's  equity  and cash  flows for the year  ended  December  31,  2002.
These financial  statements are the responsibility of the Company's  management.
Our  responsibility  is to  express an  opinion  on these  financial  statements based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting  Oversight Board (United  States).  Those  standards  require that we plan and  perform the audit to obtain  reasonable  assurance  about  whether the financial  statements  are free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the  financial  statements.  An audit also  includes  assessing  the  accounting principles  used  and  significant  estimates  made  by  management,  as well as evaluating the overall  financial  statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the results of  operations  and cash flows of Financial
Guaranty  Insurance  Company for the year ended  December 31, 2002 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
February 14, 2003

                                        2

             Financial Guaranty Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                (Dollars in thousands, except per share amounts)

                                                                   DECEMBER 31
                                                               2004           2003
                                                          -------------------------------
ASSETS
Fixed maturity securities, at fair value (amortized cost
of
  $2,921,320 in 2004 and $2,688,459 in 2003)                $2,938,856     $2,691,922
Short-term investments, at cost, which approximates fair
value                                                          140,473         14,377
                                                          -------------------------------
                                                          -------------------------------
Total investments                                            3,079,329      2,706,299

Cash and cash equivalents                                       69,292         78,645
Accrued investment income                                       36,580         32,803
Receivable for securities sold                                       -            170
Reinsurance recoverable on losses                                3,054          8,065
Other reinsurance receivable                                         -          5,295
Prepaid reinsurance premiums                                   109,292        123,768
Deferred policy acquisition costs                               33,835          2,921
Receivable from related parties                                    802          9,759
Property and equipment, net of accumulated depreciation
  of $164 in 2004                                                2,408              -
Prepaid expenses and other assets                                7,826          6,058
Federal income taxes receivable                                      -            126
                                                          -------------------------------
Total assets                                                $3,342,418     $2,973,909
                                                          ===============================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Unearned premiums                                         $1,043,334     $  918,882
  Loss and loss adjustment expenses                             39,181         40,467
  Ceded reinsurance balances payable                             3,826            114
  Accounts payable and accrued expenses                         22,874         19,238
  Obligations under capital lease                                6,446          6,982
  Payable for securities purchased                               5,715              -
  Current federal income taxes payable                           4,401              -
  Deferred federal income tax liability                         38,765         18,862
                                                           -------------------------------
Total liabilities                                            1,164,542      1,004,545
                                                          -------------------------------

Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000
  shares
    authorized, issued and outstanding                          15,000         15,000
  Additional paid-in capital                                 1,882,772      1,857,772
  Accumulated other comprehensive income, net of tax            15,485          2,059
  Retained earnings                                            264,619         94,533
                                                          -------------------------------
Total stockholder's equity                                   2,177,876      1,969,364
                                                          -------------------------------
Total liabilities and stockholder's equity                  $3,342,418     $2,973,909
                                                          ===============================

See accompanying notes to consolidated financial statements.

                                        3

             Financial Guaranty Insurance Company and Subsidiaries

                       Consolidated Statements of Income

                             (Dollars in thousands)

                                         SUCCESSOR                  PREDECESSOR
                                -------------------------------------------------------
                                              PERIOD FROM   PERIOD FROM
                                               DECEMBER      JANUARY
                                                18, 2003      1, 2003
                                 YEAR ENDED     THROUGH       THROUGH      YEAR ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 17,  DECEMBER 31,
                                      2004       2003          2003          2002
                                -------------------------------------------------------
Revenues:
  Gross premiums written           $323,575      $12,213      $248,112      $232,579
  Reassumed ceded premiums            4,959        6,300        14,300         2,600
  Ceded premiums written            (14,656)         (39)      (14,852)      (29,202)
                                 -------------------------------------------------------
  Net premiums written              313,878       18,474       247,560       205,977
  Increase in net unearned         (138,929)      (9,892)     (105,811)      (71,080)
     premiums
                                 -------------------------------------------------------
Net premiums earned                 174,949        8,582       141,749       134,897

Net investment income                97,709        4,269       112,619       119,595
Net realized gains                      559            -        31,506        68,546
Other income                            736           44           580         5,309
                                 -------------------------------------------------------
Total revenues                      273,953       12,895       286,454       328,347

Expenses:
  Loss and loss adjustments           5,922          236        (6,757)          501
     expenses
  Underwriting expenses              74,163        7,622        55,780        34,092
  Policy acquisition costs          (32,952)      (2,931)      (23,641)      (14,911)
     deferred
  Amortization of deferred
     policy acquisition costs         2,038           10        15,563        15,261
                                 -------------------------------------------------------
Total expenses                       49,171        4,937        40,945        34,943
                                 -------------------------------------------------------

Income before income taxes          224,782        7,958       245,509       293,404

Income tax expense (benefit):
  Current                            41,773        1,191        55,772        87,203
  Deferred                           12,923          573        (1,612)      (11,385)
                                 -------------------------------------------------------
Income tax expense                   54,696        1,764        54,160        75,818
                                 -------------------------------------------------------

Income before extraordinary item    170,086        6,194       191,349       217,586
Extraordinary gain                        -       13,852             -             -
                                 -------------------------------------------------------
Net income                         $170,086      $20,046      $191,349      $217,586
                                 =======================================================

See accompanying notes to consolidated financial statements.

                                        4

             Financial Guaranty Insurance Company and Subsidiaries

                Consolidated Statements of Stockholder's Equity

                             (Dollars in thousands)

                                                                                      ACCUMULATED
                                                                      ADDITIONAL         OTHER
                                                           COMMON      PAID-IN       COMPREHENSIVE      RETAINED
                                                            STOCK      CAPITAL      INCOME (LOSS),      EARNINGS         TOTAL
                                                                                      NET OF TAX
                                                       -----------------------------------------------------------------------------

PREDECESSOR
Balance at January 1, 2002                                $15,000      $  383,511      $(14,932)        $1,623,299      $2,006,878
  Net income                                                    -               -            -            217,586         217,586
  Other comprehensive income (loss):
    Change in fixed maturity securities                         -               -       67,113                  -          67,113
    available-for-sale
    Change in foreign currency translation adjustment           -               -       (2,682)                 -          (2,682)
                                                                                                                     ---------------
Total comprehensive income                                                                                                282,017
Dividend declared                                               -               -            -           (100,000)       (100,000)
                                                       -----------------------------------------------------------------------------
Balance at December 31, 2002                               15,000         383,511       49,499          1,740,885       2,188,895
  Net income                                                    -               -            -            191,349         191,349
  Other comprehensive income (loss):
    Change in fixed maturity securities                         -               -         (424)                 -            (424)
    available-for-sale
    Change in foreign currency translation adjustment           -               -        4,267                  -           4,267
                                                                                                                     ---------------
Total comprehensive income                                                                                                195,192
Dividend declared                                               -               -            -           (284,300)       (284,300)
                                                       -----------------------------------------------------------------------------
Balance at December 17, 2003                               15,000         383,511       53,342          1,647,934       2,099,787
SUCCESSOR
  Purchase accounting adjustments                               -       1,474,261      (53,342)        (1,573,447)       (152,528)
  Net income                                                    -               -            -             20,046          20,046
  Other comprehensive income:
    Change in fixed maturity securities                         -               -        2,059                  -           2,059
    available-for-sale
                                                                                                                     ---------------
Total comprehensive income                                                                                                 22,105
                                                       -----------------------------------------------------------------------------
Balance at December 31, 2003                               15,000       1,857,772        2,059             94,533       1,969,364
Net income                                                      -            -              -             170,086         170,086
Other comprehensive income:
  Change in fixed maturity securities                           -            -           9,340                -             9,340
  available-for-sale
  Change in foreign currency translation adjustment             -            -           4,086                -             4,086
                                                                                                                     ---------------
Total comprehensive income                                                                                                183,512
Capital contribution                                            -          25,000           -                 -            25,000
                                                       -----------------------------------------------------------------------------
Balance at December 31, 2004                              $15,000      $1,882,772      $15,485          $ 264,619       $2,177,876
                                                       =============================================================================

See accompanying notes to consolidated financial statements.

                                        5

             Financial Guaranty Insurance Company and Subsidiaries

                     Consolidated Statements of Cash Flows

                             (Dollars in thousands)

                                                   SUCCESSOR              PREDECESSOR
                                             ----------------------- -----------------------
                                                          PERIOD    PERIOD
                                                           FROM     FROM
                                                         DECEMBER    JANUARY
                                                         18, 2003    1, 2003
                                             YEAR ENDED   THROUGH   THROUGH     YEAR ENDED
                                              DECEMBER   DECEMBER   DECEMBER     DECEMBER
                                                 31,        31,        17,         31,
                                               2004        2003       2003        2002
                                            ------------------------------------------------
 OPERATING ACTIVITIES
 Net income                                   $170,086     $20,046    $191,349   $217,586
 Adjustments to reconcile net income to
   net cash provided by operating
   activities:
     Extraordinary gain                             -     (13,852)          -           -
     Amortization of deferred policy            2,038          10      15,563      15,261
      acquisition costs
     Policy acquisition costs deferred        (32,952)     (2,931)    (23,641)    (14,911)
     Net realized gains on investments           (559)          -     (31,506)    (68,546)
     Change in unearned premiums              124,452       2,460      86,250      70,741
     Change in loss and loss adjustment        (1,286)        236      (7,644)       (987)
      expenses
     Depreciation of property and                 164           -          22          53
      equipment
     Change in reinsurance recoverable          5,011        (104)        410       1,269
     on losses
     Change in prepaid reinsurance             14,476       7,432      19,725         340
      premiums
     Other reinsurance receivables              5,295      (5,295)          -           -
     Change in federal income taxes               126        (172)     (2,407)          -
      receivable
     Change in receivable from related          8,957         (76)     (9,811)          -
     parties
     Change in accrued investment
      income, prepaid expenses and             (5,545)     (5,065)      6,292       2,769
      other assets
     Change in ceded reinsurance
      balances and accounts payable and         7,348       6,485       1,804      (5,867)
      accrued expenses
     Deferred federal income tax               12,923         573      (1,612)    (11,385)
     liability
     Amortization of fixed maturity            37,013         693      21,129      12,081
      securities
     Change in current federal income           4,401           -     (97,477)      9,748
      taxes payable
                                            ------------------------------------------------
 Net cash provided by operating               351,948      10,440     168,446     228,152
 activities
                                            ------------------------------------------------

 INVESTING ACTIVITIES
 Sales of fixed maturity securities           178,030       1,780   1,023,378   2,155,829
 Maturities of fixed maturity securities      106,197           -       4,725          35
 Purchases of fixed maturity securities      (547,745)          -    (877,340) (2,478,839)
 Purchases, sales, and maturities of
   short-term investments, net               (126,096)    (12,736)     41,504     212,127
 Receivable for securities sold                   170         538         283        (991)
 Payable for securities purchased               5,715           -      (5,333)     (9,334)
 Purchase of fixed assets                      (2,572)          -           -          -
                                            ------------------------------------------------
 Net cash (used in) provided by              (386,301)    (10,418)    187,217    (121,173)
   investing activities
                                            ------------------------------------------------

 FINANCING ACTIVITIES
 Capital contribution                          25,000           -           -           -
 Dividends paid                                     -           -    (284,300)   (100,000)
                                            ------------------------------------------------
 Net cash provided by (used in)                25,000           -    (284,300)   (100,000)
 financing activities
                                            ------------------------------------------------

 Net (decrease) increase in cash and           (9,353)         22      71,363       6,979
 cash equivalents
 Cash and cash equivalents at beginning        78,645      78,623       7,260         281
 of period
                                            ------------------------------------------------
 Cash and cash equivalents at end of          $69,292     $78,645     $78,623    $  7,260
 period
                                            ================================================

 Supplemental disclosure:
     Income taxes paid                        $38,200     $     -     $156,800   $ 77,500
     Interest paid                                905           -           -           -
                                            ================================================

See accompanying notes to consolidated financial statements.

                                        6

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                               December 31, 2004

                             (Dollars in thousands)

1. BUSINESS AND ORGANIZATION

Financial   Guaranty   Insurance  Company  (the  "Company")  is  a  wholly-owned
subsidiary of FGIC  Corporation  (the  "Parent").  The Parent was a wholly-owned subsidiary of General Electric Capital  Corporation ("GE Capital").  The Company
provides   financial  guaranty  insurance  for  public  finance  and  structured finance  obligations.  The Company began insuring public finance  obligations in
1984 and  structured  finance  obligations  in  1988.  The  Company's  financial strength is rated "Aaa" by Moody's Investors Service,  Inc.  ("Moody's"),  "AAA"
by Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,
Inc.  ("S&P"),  and "AAA" by Fitch  Ratings,  Inc.  ("Fitch").  The  Company  is
licensed  to  engage in  financial  guaranty  insurance  in all 50  states,  the
District of Columbia,  the  Commonwealth  of Puerto Rico and,  through a branch, in the United Kingdom.

During 2004, FGIC  capitalized two  wholly-owned  subsidiaries  FGIC UK Services
Ltd.  and FGIC UK Ltd.  FGIC UK Ltd.  was  licensed  in  November  2004 to write financial  guaranty  business in the United  Kingdom and  subsequently  obtained passport  rights  to  write  this  business  in EU  member  countries.  FGIC  UK
Services,  Ltd.  will  perform  management  services  for both the UK branch and
FGIC UK Ltd.

On December  18,  2003,  an investor  group  consisting  of The PMI Group,  Inc.
("PMI"),  affiliates of the Blackstone Group L.P. ("Blackstone"),  affiliates of the Cypress  Group L.L.C.  ("Cypress")  and  affiliates  of CIVC  Partners  L.P.
("CIVC"),  collectively  the "Investor  Group",  completed the acquisition  (the
"Transaction")  of  FGIC  Corporation  from  a  subsidiary  of GE  Capital  in a
transaction  valued  at  approximately   $2,200,000.   At  the  closing  of  the
Transaction,  the Investor Group,  acting through an affiliate,  paid GE Capital a cash purchase price of  approximately  $1,600,000,  which was funded by equity investments  by the Investor  Group and  borrowings  of  approximately  $227,300 under a bridge loan facility  with an affiliate of Bank of America  Corporation.
In  addition,  FGIC  Corporation  paid  GE  Capital  approximately  $284,300  in pre-closing  dividends and GE Capital  retained 2,346 shares of Senior Preferred
Manditorily  Convertible  Modified Stock (the "Senior Preferred Shares") with an aggregate  liquidation  preference  of  $234,600  and  approximately  5% of FGIC
Corporation's   common   stock.   PMI  is  the  largest   stockholder   of  FGIC
Corporation,  owning  approximately 42% of its common stock at December 31, 2004 and 2003.  Blackstone,  Cypress and CIVC own  approximately  23%,  23% and 7% of
FGIC Corporation's common stock, respectively, at December 31, 2004 and 2003.

                                        7

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

2. BASIS OF PRESENTATION

The consolidated  financial  statements  include the accounts of the Company and its wholly-owned  subsidiaries.  All significant intercompany balances have been eliminated.

The   preparation  of  financial   statements  in  conformity   with  accounting
principles   generally   accepted  in  the  United  States   ("GAAP")   requires
management to make estimates and  assumptions  that affect the amounts  reported in the financial  statements and the  accompanying  notes.  Actual results could differ from those estimates.

The accompanying  financial  statements have been prepared on the basis of GAAP, which differs in certain  respects from the accounting  practices  prescribed or permitted by the New York Department of Insurance (the  "Department")  (see Note
4).

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company's significant accounting policies are as follows:

A. INVESTMENTS

The   Company   classifies   all   of   its   fixed   maturity   securities   as
available-for-sale,  which  is  recorded  on  the  trade  date  at  fair  value.
Unrealized   gains  and  losses  are   recorded  as  a  separate   component  of
accumulated  other  comprehensive   income,  net  of  applicable  income  taxes.
Short-term investments are carried at cost, which approximates fair value.

Bond  discounts  and  premiums  are  amortized  over the  remaining  term of the securities.  Realized gains or losses on the sale of investments  are determined based on the specific identification method.

Securities  which have been  determined  to be  other-than-temporarily  impaired are reduced to realizable  value,  establishing a new cost basis,  with a charge to realized loss at such date.

B. CASH AND CASH EQUIVALENTS

The  Company   considers  all  bank  deposits,   highly  liquid  securities  and
certificates  of deposit with  maturities of three months or less at the date of purchase  to be cash  equivalents.  These cash  equivalents  are carried at cost which approximates fair value.

                                        8

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. PREMIUM REVENUE RECOGNITION

Premiums  are received  either  up-front or over time on an  installment  basis.
The premium  collection  method is  determined at the time the policy is issued.
Up-front  premiums  are  paid in full at the  inception  of the  policy  and are earned over the period of risk in  proportion  to the total  amount of principal and interest  outstanding.  Installment premiums are collected  periodically and premiums  are  reflected  in income  pro rata  over the  period  covered  by the premium payment.  Unearned  premiums  represent the portion of premiums received that is  applicable to future  periods on policies in force.  When an obligation insured  by the  Company  has been  refunded  prior  to the end of the  expected policy coverage  period,  any remaining  unearned  premium is recognized at that time.  A  refunding  occurs  when an  insured  obligation  is  repaid  or  fully defeased  prior to  stated  maturing.  Ceded  premiums  are  earned  in a manner consistent with the underlying policies.

D. POLICY ACQUISITION COSTS

Policy  acquisition  costs include only those  expenses that relate  directly to premium  production.  Such costs include  compensation of employees  involved in marketing,  underwriting  and policy  issuance  functions,  rating  agency fees,
state  premium  taxes  and  certain  other  expenses.   In  determining   policy
acquisition  costs,  the Company must  estimate and allocate the  percentage  of its costs and  expenses  that are  attributable  to premium  production,  rather than to other  activities.  Policy  acquisition  costs, net of ceding commission income on premiums  ceded to  reinsurers,  are deferred and  amortized  over the period in which the  related  premiums  are  earned.  Anticipated  loss and loss adjustment  expenses  and  maintenance  costs  and  net  investment  income  are considered in determining the recoverability of acquisition costs.

E. LOSS AND LOSS ADJUSTMENT EXPENSES

Provision  for  loss  and  loss  adjustment   expenses  includes  principal  and
interest and other  payments due under  insured  risks at the balance sheet date for which an actual  payment  default has occurred or when a payment  default is probable.  The loss  reserves  that are  established  fall into two  categories:
case reserves and watch list  reserves.  Case reserves are  established  for the value of estimated losses on particular insured obligations that are

                                           9

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

presently  or likely to be in payment  default at the balance  sheet  date,  and for which the future loss is probable  and can be  reasonably  estimated.  These reserves  represent  an  estimate  of  the  present  value  of  the  anticipated shortfall,  net of  reinsurance,  between (1)  payments  on insured  obligations plus  anticipated  loss adjustment  expenses and (2) anticipated cash flow from, and  proceeds  to  be  received  on  sales  of  any  collateral  supporting  the obligation  and/or  other  anticipated  recoveries.  The  discount  rate used in calculating  the net  present  value  of  estimated  losses  is  based  upon the risk-free  rate for the average  maturity of the applicable  bond sector.  As of
December 31,  2004 and  2003,  discounted  case-basis  loss and loss  adjustment
expense  reserves  were  $15,700  and  $18,900,  respectively.   Loss  and  loss
adjustment  expenses  included  amounts  discounted at an  approximate  interest rate of 4.5% in 2004 and 4.4% in 2003.  The amount of the  discount  at December
31, 2004 and 2003 was $2,500 and $3,400, respectively.

The Company  establishes  watch list  reserves to recognize  the  potential  for claims  against the Company on insured  obligations  that are not  presently  in payment  default,  but which have migrated to an impaired level,  where there is a  substantial  increased  probability  of default.  These  reserves  reflect an estimate  of  probable  loss given  evidence  of  impairment,  and a  reasonable estimate of the amount of loss given default.  The methodology for  establishing
and  calculating  the  watch  list  reserve  relies  on  a  categorization   and
assessment of the  probability of default,  and loss severity given default,  of the  specifically  identified  impaired  obligations  on the watch list based on historical  trends and other  factors.  The watch list  reserve is  adjusted  as necessary to reflect  changes in the loss  expectation  inherent in the group of impaired  credits.  As of December 31, 2004 and 2003, such reserves were $23,500 and $21,600, respectively.

The reserve for loss and loss  adjustment  expenses are reviewed  regularly  and updated  based on claim  payments and the results of ongoing  surveillance.  The result of the Company's  ongoing insured  portfolio  surveillance is to identify all impaired  obligations and thereby provide a materially complete  recognition of losses for each accounting  period.  The reserves are necessarily  based upon estimates  and  subjective  judgments  about the outcome of future  events,  and actual results will likely differ from these estimates.

                                        10

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. INCOME TAXES

Deferred  tax  assets  and   liabilities  are  recognized  for  the  future  tax
consequences   attributable  to  differences  between  the  financial  statement carrying  amounts of existing assets and  liabilities  and their  respective tax bases.  These temporary  differences  relate principally to unrealized gains and
losses  on  available-for-sale   fixed  maturity  securities,   premium  revenue
recognition,  deferred  acquisition costs,  discount on loss and loss adjustment reserves and certain loss reserves,  alternative  minimum tax (AMT) credit carry forwards  and  profit  commission.  Deferred  tax  assets  and  liabilities  are measured  using  enacted tax rates  expected  to apply to taxable  income in the years in which those  temporary  differences  are  expected to be  recovered  or settled.  The effect on deferred tax assets and  liabilities  of a change in tax rates is recognized  in income in the period that  includes the  enactment  date of the change.

Financial  guaranty  insurance  companies  are  permitted to deduct from taxable income,  subject to certain limitations,  amounts added to statutory contingency reserves (see Note 4).  The amounts  deducted must be included in taxable income upon their  release  from the  reserves.  The  amounts  deducted  are allowed as deductions  from  taxable  income  only  to  the  extent  that  U.S.  Government non-interest  bearing  tax and loss  bonds are  purchased  and held in an amount equal to the tax benefit attributable to such deductions.

G. PROPERTY AND EQUIPMENT

Property  and  equipment  consists  of  office  furniture,   fixtures,  computer
equipment  and software and leasehold  improvements,  which are reported at cost less  accumulated  depreciation.  Office  furniture and fixtures are depreciated straight-line over five years.  Leasehold  improvements are amortized over their estimated  service  life or over the life of the lease,  whichever  is  shorter.
Computer  equipment and software are depreciated  over three years.  Maintenance and repairs are charged to expense as incurred.

H. GOODWILL

Effective  January 1, 2002,  FGIC  Corporation  adopted  Statement  of Financial
Accounting  Standards  No. 142,  Goodwill  and Other  Intangible  Assets  ("SFAS
142").  Under SFAS 142, goodwill is no longer amortized but rather is tested for impairment at least annually.

                                        11

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In accounting  for the  Transaction  in 2003,  the Company has applied  purchase
accounting  as  prescribed  by  Statement  of  Financial   accounting  Standards
No. 141,   Business  Combinations  ("SFAS  141")  and  Securities  and  Exchange
Commission  Staff  Accounting  Bulletin 54.  Under this accounting  method,  the
purchase   price  has  been   pushed  down  into  the   accompanying   financial
statements,  with the  difference  between the purchase price and the sum of the fair  value  of  tangible  and  identifiable  intangible  assets  acquired  less liabilities  assumed  resulting in negative  goodwill of $27,300 at December 18,
2003.  In  accordance  with SFAS 141 the Company  reduced the value  assigned to non-financial  assets,  the remaining  negative goodwill of $13,852 was recorded as an  extraordinary  gain in the  consolidated  statement  of income.  In 1989, when FGIC  Corporation  was  acquired by GE Capital,  FGIC  Corporation  did not push down the purchase price and related goodwill to the Company.

As a result of the purchase  accounting  effective  on December  18,  2003,  the basis  of the  assets  and  liabilities  has  changed,  which  necessitates  the presentation  of Predecessor  Company and the Successor  Company  columns in the
Consolidated Statements of Income, Stockholder's Equity and Cash Flows.

I. FOREIGN CURRENCY TRANSLATION

The   Company  has  an   established   foreign   branch  and  two   wholly-owned
subsidiaries  in the United  Kingdom and insured  exposure  from a former branch in France and determined  that the  functional  currencies of these entities are their  local  currencies.  Accordingly,  the  assets  and  liabilities  of these foreign  entities  are  translated  into U.S.  dollars at the rates of  exchange
existing  at  December   31,  2004  and  2003  and  revenues  and  expenses  are
translated at average monthly  exchange rates.  The cumulative  translation gain at  December  31,  2004 and 2003 was  $4,086  and $0,  respectively,  net of tax expense  of  $2,200  and  $0,  respectively,  and  is  reported  as  a  separate
component  of  accumulated  other  comprehensive   income  in  the  consolidated
statement of stockholders' equity.

                                        12

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. VARIABLE INTEREST ENTITIES

In   January 2003,   the  FASB   issued   Financial   Interpretation   No.   46,
Consolidation  of  Variable  Interest  Entities  ("FIN  46"),  which the Company adopted  on  July 1,  2003.  FIN 46's  consolidation  criteria  are  based  upon analysis of risks and rewards,  not control,  and  represent a  significant  and complex  modification of previous  accounting  principles.  FIN 46 represents an accounting change not a change in the underlying  economics  associated with the
transactions,   which  may  be  affected  by  FIN   46.  FIN 46   clarifies  the
consolidation  criteria for certain  entities in which  equity  investors do not have the  characteristics  of a  controlling  financial  interest or do not have sufficient  equity at risk for the  entity to  finance  its  activities  without additional  subordinated  financial support from other parties.  FIN 46 requires variable  interest  entities to be consolidated  by their primary  beneficiaries if the  entities  do not  effectively  disperse  risk  among  parties  involved.
Variable  interest  entities  that  effectively   disperse  risks  will  not  be
consolidated.  FIN 46  requires  disclosures  for  entities  that have  either a primary or significant variable interest in a variable interest entity.

As a  part  of  its  structured  finance  business,  the  Company  insures  debt
obligations  or   certificates   issued  by  special   purposes   entities.   At
December 31,  2004,  the  Company  had  $4,910  of gross  principal  outstanding related to insurance  contracts  issued to  commercial  paper  conduits--variable interest  entities  under  FIN 46--which  the Company  does not believe  requires consolidation  but which requires  disclosure.  With respect to the remainder of the municipal finance and structured finance  transactions  insured, the Company has  evaluated  the  transactions,  and does not believe  any such  transactions require consolidation or disclosure under FIN 46.

During  2004,   FGIC  arranged  the  issuance  of  contingent   preferred  trust
securities by a group of special  purpose  Trusts.  These Trusts are  considered
variable  interest   entities  under  FIN  46,  however,   the  Company  is  not
considered   the  primary   beneficiary   and   therefore  is  not  required  to
consolidate the Trusts (see Note 13).

                                        13

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Securities and Exchange  Commission  ("SEC") staff has recently reviewed the accounting  practices  for loss  reserves of publicly  held  financial  guaranty industry companies and the Financial  Accounting  Standards Board ("FASB") staff is considering  whether additional  accounting  guidance is necessary to address loss reserving and certain other practices in the financial  guaranty  industry.
When the FASB or the SEC reaches a conclusion  on this issue,  the Company along with other  companies  in the  financial  guaranty  industry  may be required to change certain  aspects of the accounting for loss reserves,  premium income and deferred  acquisition  costs.  The FASB review is in its early  stages and it is not  possible to predict the impact,  if any,  this  review,  or one by the SEC, may have on the Company's accounting practices.

4. STATUTORY ACCOUNTING PRACTICES

The  financial  statements  are prepared on the basis of GAAP,  which differs in certain  respects  from  accounting  practices  prescribed  or  permitted by the
Department.   The  National  Association  of  Insurance  Commissioners  ("NAIC")
approved the codification project  ("Codification")  effective  January 1,  2001 and the Department adopted certain but not all provisions of Codification.

The   following   are  the   significant   differences   between  the  Company's
statutory-basis accounting practices and GAAP:

(a)     premiums are earned  directly in proportion  to the scheduled  principal and interest  payments  rather than in proportion  to the total  principal and interest outstanding at any point in time under GAAP;
(b)     policy  acquisition costs are charged to current  operations as incurred rather than as related premiums are earned under GAAP;
(c)     a   contingency   reserve  is  computed   on  the  basis  of   statutory
      requirements  for  the  security  of  all  policyholders,   regardless  of
      whether loss contingencies  actually exist,  whereas under GAAP, a reserve loss is  established  based on an  ultimate  estimate of  potential  claim payments;
(d)     certain assets  designated as non-admitted  assets are charged  directly against surplus but are reflected as assets under GAAP, if recoverable;

                                        14

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

4. STATUTORY ACCOUNTING PRACTICES (CONTINUED)

(e)     deferred  tax  assets are  limited  to 1) the  amount of federal  income taxes paid in prior years that can be  recovered  through loss carry backs for  existing  temporary  differences  that  reverse  by  the  end  of the subsequent  calendar  year,  plus 2) the  lesser  of the  remaining  gross deferred  tax  assets  expected  to be  realized  within  one  year of the balance  sheet  date  or 10% of  capital  and  surplus  excluding  any net deferred tax assets,  EDP  equipment  and  operating  software and any net positive  goodwill,  plus 3) the amount of  remaining  gross  deferred tax
      assets  that  can  be  offset   against   existing   gross   deferred  tax
      liabilities.   The  remaining   deferred  tax  assets  are   non-admitted.
      Deferred  taxes do not  include  amounts  for state  income  taxes.  Under
      GAAP,  state  income  taxes are  included in the  computation  of deferred taxes,  a deferred tax asset is recorded for the amount of gross  deferred tax assets  expected  to be  realized  in future  years,  and a  valuation allowance is established for deferred tax assets not realizable.
(f)     purchases of tax and loss bonds are reflected as admitted assets;  while under GAAP they are recorded as federal income tax payments;
(g)     all fixed income  investments  are carried at amortized cost rather than at fair value for securities classified as available-for-sale under GAAP;
(h)     profit   commissions   are  recognized  as  received  while  under  GAAP
      management's  best  estimate  of the  Company's  ultimate  recoverable  is accrued;
(i)     case loss  reserves are generally  discounted at the average  investment portfolio  yield for statutory  purposes and at the  risk-free  rate under
      GAAP; and
(j)     for statutory reporting,  the financial statements for FGIC are prepared on a stand alone basis,  and not  consolidated  with its two  wholly-owned subsidiaries.

Statutory-basis  surplus  of the  Company  at  December  31,  2004  and 2003 was
$1,172,600 and $1,153,500,  respectively.  Statutory-basis net income (loss) for the year  ended  December  31,  2004,  for the period  from  December  18,  2003 through  December 31, 2003,  from January 1, 2003 through  December 17, 2003 and for the year ended  December  31,  2002 was  $144,100  ($1,669),  $180,091,  and
$205,476, respectively.

5. INVESTMENTS

Investments  in fixed  maturity  securities  carried at fair value of $4,049 and
$3,900 as of December  31,  2004 and 2003,  respectively,  were on deposit  with various regulatory authorities as required by law.

                                        15

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

5. INVESTMENTS (CONTINUED)

The amortized cost and fair values of  investments in fixed maturity  securities classified as available-for-sale are as follows:

                                  AMORTIZED      GROSS          GROSS       FAIR VALUE
                                               UNREALIZED    UNREALIZED
                                    COST         GAINS         LOSSES
                                --------------------------------------------------------
AT DECEMBER 31, 2004:
  Obligations of states and
    political subdivisions      $  2,461,087      $19,569      $3,090        $2,477,566
  Asset and mortgage backed          214,895       1,267          695          215,467
  U.S. Treasury securities and
    obligations of U.S.
    Government corporations
    and agencies                     131,771         559          943          131,387
  Corporate bonds                     54,655         663          236           55,082
  Debt securities issued by
    foreign governments               39,713         176           21           39,868
   Preferred stock                    19,199         311           24           19,486
                                --------------------------------------------------------
   Total fixed maturities          2,921,320      22,545        5,009        2,938,856
   Short-term investments            140,473           -            -          140,473
                                --------------------------------------------------------
   Total investments              $3,061,793      $22,545      $5,009        $3,079,329
                                ========================================================

AT DECEMBER 31, 2003:
  Obligations of states and
    political subdivisions        $2,363,870      $3,098       $  538        $2,366,430
  Asset and mortgage backed          245,394         630          394          245,630
  U.S. Treasury securities and
    obligations of U.S.
    Government corporations
    and agencies                       4,280           -           35            4,245
  Debt securities issued by
    foreign governments               44,405         737            -           45,142
  Preferred stock                     30,510          14           49           30,475
                                --------------------------------------------------------
  Total fixed maturities           2,688,459       4,479        1,016        2,691,922
  Short-term investments              14,377           -            -           14,377
                                --------------------------------------------------------
  Total investments               $2,702,836      $4,479       $1,016        $2,706,299
                                ========================================================

The  following  table  shows  gross  unrealized  losses  and fair value of fixed maturity  securities,  aggregated by investment category and length of time that individual  securities have been in a continuous  unrealized  loss position,  at
December 31, 2004:

                                        16

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

5. INVESTMENTS (CONTINUED)

                               LESS THAN 12 MONTHS       12 MONTHS OR MORE       TOTAL
                               -----------------------------------------------------------
                               FAIR      UNREALIZED   FAIR   UNREALIZED  FAIR   UNREALIZED
                               VALUE       LOSSES     VALUE    LOSSES    VALUE    LOSSES
                               -----------------------------------------------------------

Obligations of states and
  political subdivisions         $906,256  $3,075   $1,806      $15    $ 908,062   $3,090
Asset and mortgage backed         100,533     651    3,457      44       103,990      695
U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies                         83,137     943        -       -        83,137      943
Other                              44,092     257        -       -        44,092      257
Preferred stock                    13,474      24        -       -        13,474       24
                               -----------------------------------------------------------
Total temporarily impaired      $1,147,492 $4,950   $5,263      $59    $1,152,755  $5,009
  securities
                               ===========================================================

The  unrealized  losses in the  Company's  investments  were  caused by interest rate  increases.  The Company  evaluated the credit  rating of these  securities
and  noted  no   deterioration.   Because  the   decline  in  market   value  is
attributable  to changes in  interest  rates and not credit  quality and because the  Company  has the  ability  and  intent to hold  these  investments  until a recovery  of fair value,  which may be  maturity,  the Company did not  consider these investments to be other than temporarily impaired at December 31, 2004.

The  amortized   cost  and  fair  values  of   investments   in  fixed  maturity
securities,  available-for-sale  at December 31,  2004, by contractual  maturity
date,  are  shown  below.   Expected  maturities  may  differ  from  contractual
maturities  because  borrowers may have the right to call or prepay  obligations with or without call or prepayment penalties.

                                                   AMORTIZED        FAIR
                                                     COST          VALUE
                                                 -----------------------------

Due one year later or less                         $     3,975   $     3,861
Due after one year through five years                  352,336       351,044
Due after five years through ten years               1,293,744     1,297,091
After ten years                                      1,271,265     1,286,860
                                                 -----------------------------
Total                                              $ 2,921,320   $ 2,938,856
                                                 =============================

For the year ended  December  31, 2004,  for the periods from  December 18, 2003 through  December  31, 2003,  January 1, 2003 through  December 17, 2003 and the year  ended  December  31,  2002,  proceeds  from  sales  of  available-for-sale securities were $178,030,

                                        17

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

5. INVESTMENTS (CONTINUED)

$1,780,  $1,023,378, and $2,155,829,  respectively.  For the year ended December
31,  2004,  for the period from  January 1, 2003  through  December 17, 2003 and the year ended  December 31, 2002,  gross gains of $1,900,  $31,700 and $68,600, respectively,  and gross  losses of $1,300,  $200 and $100,  respectively,  were realized on such sales.

Net investment income of the Company is derived from the following sources:

                                         SUCCESSOR                 PREDECESSOR
                               ------------------------------------------------------
                                                PERIOD        PERIOD
                                                 FROM          FROM
                                               DECEMBER      JANUARY
                                               18, 2003       1, 2003
                                               THROUGH        THROUGH     YEAR ENDED
                                 YEAR ENDED    DECEMBER      DECEMBER     DECEMBER
                                DECEMBER 31,     31,           17,          31,
                                    2004        2003          2003          2002
                               ------------------------------------------------------
Income from fixed maturity
  securities                       $ 97,720       $4,294      $111,075     $113,108
Income from short-term
  investments                         1,450           12         2,326        7,485
                               ------------------------------------------------------
Total investment income              99,170        4,306       113,401      120,593
Investment expenses                  (1,461)         (37)         (782)        (998)
                               ------------------------------------------------------
Net investment income              $ 97,709       $4,269      $112,619      $119,595
                               ======================================================

As of  December 31,  2004,  the  Company  did  not  have  more  than  3% of  its investment portfolio  concentrated in a single issuer or industry;  however, the
Company had the following investment concentrations by state:

                                 FAIR VALUE
                               ---------------
New York                         $  290,353
Florida                             218,870
Texas                               209,802
New Jersey                          170,866
Illinois                            152,995
California                          102,880
Michigan                            102,532
Massachusetts                       101,340
Pennsylvania                         97,516
Maryland                             97,136
                               ---------------
                                  1,544,290
All other states                    972,869
All other investments               562,170
                               ---------------
                                 $3,079,329
                               ===============

                                        18

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

6. INCOME TAXES

For the 2003 period ending on the closing date of the  Transaction,  the Company filed its federal tax return as part of the  consolidated  return of GE Capital.
Under  the tax  sharing  agreement  with GE  Capital,  tax is  allocated  to the
Company based upon its  respective  contributions  to  consolidated  net income.
For the period  subsequent  to the  closing  date of the sale  transaction,  the
Company filed its own consolidated federal return with FGIC Corporation.

The Company's  effective  federal income tax rate is less than the corporate tax rate on  ordinary  income  of  35%,  primarily  due to  tax-exempt  interest  on municipal investments.

The  following  is a  reconciliation  of federal  income  taxes  computed at the statutory rate and the provision for federal income taxes:

                                        SUCCESSOR                  PREDECESSOR
                                --------------------------- --------------------------
                                                PERIOD        PERIOD
                                                 FROM          FROM
                                               DECEMBER       JANUARY
                                               18, 2003       1, 2003
                                 YEAR ENDED    THROUGH       THROUGH
                                 DECEMBER      DECEMBER      DECEMBER     YEAR ENDED
                                    31,           31,          17,      DECEMBER 31,
                                   2004          2003          2003         2002
                               -------------------------------------------------------
   Income taxes computed on
     income before provision
     for Federal income
     taxes, at the statutory
     rate                          $ 78,674      $ 2,785      $ 85,928     $102,691
   Tax effect of:
     Tax-exempt interest            (28,015)        (979)      (26,112)     (26,788)
     Other, net                       4,037          (42)       (5,656)         (85)
                               -------------------------------------------------------
   Provision for income taxes      $ 54,696      $ 1,764      $ 54,160     $ 75,818
                               =======================================================

                                        19

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

6. INCOME TAXES (CONTINUED)

The  tax  effects  of  temporary  differences  that  give  rise  to  significant portions of the net  deferred  tax  liability  at December 31, 2004 and 2003 are presented below:

                                                            2004          2003
                                                        ----------------------------
   Deferred tax assets:
     Loss and loss adjustment expense reserves             $  7,472       $ 6,026
     AMT credit carryforward                                      -           276
     Property and equipment                                      55             -
     Deferred compensation                                      623           221
     Premium revenue recognition                                  -         1,129
     Capital lease                                            2,539         2,444
     Net operating loss                                           -         4,690
     Other                                                      233           426
                                                        ----------------------------
   Total gross deferred tax assets                           10,922        15,212
                                                        ----------------------------

   Deferred tax liabilities:
     Unrealized gains on fixed maturity securities,
       available-for-sale                                    29,156        29,462
     Deferred acquisition costs                              11,842         1,022
     Premium revenue recognition                              3,076             -
     Profit commission                                        2,343         2,108
     Foreign currency                                         3,117           916
     Other                                                      153           566
                                                        ----------------------------
   Total gross deferred tax liabilities                      49,687        34,074
                                                        ----------------------------
   Net deferred tax liability                              $ 38,765      $ 18,862
                                                        ============================

The Company's  2003 net operating  loss carry forwards of $13,400 was completely
utilized  in  2004.   Based  upon  the  level  of  historical   taxable  income,
projections  of future  taxable  income over the  periods in which the  deferred tax  assets  are  deductible  and  the  estimated  reversal  of  future  taxable temporary  differences,  the Company believes it is more likely than not that it
will  realize  the  benefits  of  these  deductible   differences  and  has  not
established  a  valuation  allowance  at  December  31,  2004 and  2003.  In the opinion of  management,  an adequate  provision has been made for any additional taxes that may become due pending any future examinations by tax authorities.

                                        20

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

7. REINSURANCE

Reinsurance  is the  commitment  by one  insurance  company (the  reinsurer)  to reimburse  another  insurance  company  (the  ceding  company)  for a  specified portion of the insurance  risks under policies  insured by the ceding company in consideration  for a  portion  of the  related  premiums  received.  The  ceding company  typically will receive a ceding  commission from the reinsurer to cover costs of underwriting and acquiring the business.

The Company uses  reinsurance  to increase its capacity to write  insurance  for obligations  of large,  frequent  issuers,  to meet  internal,  rating agency or regulatory  single risk limits,  to diversify  risk and to reduce capital needs.
The Company currently  arranges  reinsurance on only a facultative  (transaction by transaction)  basis.  Prior to 2003, the Company also had treaty  reinsurance agreements  primarily for public finance  business that provided  coverage for a specified  portion of the  insured  risk under all  qualifying  policies  issued during the term of the treaty.

The Company  seeks to place  reinsurance  with  financially  strong  reinsurance companies  since, as a primary  insurer,  the Company is required to fulfill all its  obligations  to  policyholders  even  in  cases  where  reinsurers  fail to
perform  their  obligations  under  the  various  reinsurance  agreements.   The
Company  regularly  monitors the financial  condition of its  reinsurers.  Under most of the  Company's  reinsurance  agreements,  the  Company  has the right to reassume all the exposure  ceded to a reinsurer  (and receive all the  remaining unearned  premiums  ceded) in the event of a  significant  ratings  downgrade of the reinsurer or the  occurrence of certain other special  cancellation  events.
In certain of these cases,  the Company also has the right to impose  additional ceding commissions.

In recent years, a number of the Company's  reinsurers  have been  downgraded by
the  rating  agencies,   thereby  reducing  the  financial   benefits  of  using
reinsurance  under  the  rating  agency  capital  adequacy  models  because  the
Company must  allocate  additional  capital to the related  reinsured  exposure.
The Company still receives statutory credit for this reinsurance.

In  connection  with such a downgrade,  the Company  reassumed  $4,959,  $6,300,
$14,300,  and $2,600,  of ceded  premiums for the year ended  December 31, 2004, the periods from  December 18, 2003 through  December 31, 2003,  from January 1,
2003  through  December  17,  2003 and for the year  ended  December  31,  2002, respectively, from the reinsurers.

The  Company  holds  collateral  under  reinsurance  agreements  in the  form of letters  of  credit  and  trust  agreements  in  various  amounts  with  various reinsurers  totaling  $56,700 at  December  31, 2004 that can be drawn on in the event of default by the reinsurer.

                                        21

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

7. REINSURANCE (CONTINUED)

The  effect  of  reinsurance  on  the  balances  recorded  in  the  consolidated statements of income is as follows:

                                        SUCCESSOR                  PREDECESSOR
                                --------------------------- --------------------------
                                                PERIOD      PERIOD
                                                 FROM       FROM
                                               DECEMBER     JANUARY
                                               18, 2003     1, 2003
                                 YEAR ENDED    THROUGH     THROUGH
                                 DECEMBER      DECEMBER     DECEMBER    YEAR ENDED
                                    31,           31,          17,      DECEMBER 31,
                                   2004          2003          2003         2002
                               -------------------------------------------------------
Net premiums earned               $  24,173     $ 1,236       $ 20,300      $27,000
Loss and loss adjustment
  expenses                           (4,759)          -          1,700          800

8. LOSS AND LOSS ADJUSTMENT EXPENSES

Activity in the reserve for loss and loss  adjustment  expenses is summarized as follows:

                                         SUCCESSOR                   PREDECESSOR
                                ---------------------------- ----------------------------
                                                PERIOD         PERIOD
                                                FROM            FROM
                                                 DECEMBER      JANUARY
                                                18, 2003       1, 2003
                                                THROUGH        THROUGH
                                YEAR ENDED      DECEMBER      DECEMBER     YEAR ENDED
                                DECEMBER 31,       31,           17,       DECEMBER 31,
                                    2004           2003         2003           2002
                               ----------------------------------------------------------

Balance at beginning of period     $ 40,467      $ 40,224      $47,868       $ 48,855
Less reinsurance recoverable         (8,065)       (8,058)      (8,371)        (9,640)
                               ----------------------------------------------------------
Net balance                          32,402        32,166       39,497         39,215
                               ----------------------------------------------------------
Incurred related to:
  Current period                     11,756             -       20,843         13,378
  Prior periods                      (5,834)          236      (27,600)       (12,877)
                               ----------------------------------------------------------
Total incurred                        5,922           236       (6,757)           501
                               ----------------------------------------------------------

Paid related to:
  Current period                          -             -            -              -
  Prior periods                      (2,197)            -         (574)          (219)
                               ----------------------------------------------------------
Total paid                           (2,197)            -         (574)          (219)
                               ----------------------------------------------------------

Net balance                          36,127        32,402       32,166         39,497
Plus reinsurance recoverable          3,054         8,065        8,058          8,371
                               ----------------------------------------------------------
Balance at end of period           $ 39,181      $ 40,467      $40,224       $ 47,868
                               ==========================================================

                                        22

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

8. LOSS AND LOSS ADJUSTMENT EXPENSES (CONTINUED)

During the year ended  December 31, 2004,  current year case reserves  increased related to several structured finance transactions of one particular issuer.

During the period from  January 1, 2003 through  December 17, 2003,  the overall decrease  in case  reserves  was driven by a reduction  in  reserves  previously established  on  several  structured  finance  transactions  of  one  particular issuer.  In 2002,  there was  adverse  development  on such  transactions  and a determination  was made by management  that several other  transactions  related to that issuer also required case  reserves.  Prior to the  Transaction,  rather than watchlist reserves,  the Company established  portfolio reserves based upon the aggregate  average net par  outstanding  of the Company's  insured  Mortgage
Backed Securities portfolio.

9. RELATED PARTY TRANSACTIONS

Prior to the Transaction,  the Company had various  agreements with subsidiaries of  General  Electric  Company  and  GE  Capital.  These  business  transactions included  certain  payroll and office  expenses,  investment  fees pertaining to the  management of the  Company's  investment  portfolio  and  telecommunication service  charges.  Approximately  $179,  $1,600  and  $2,200  in  expenses  were incurred  during the year ended  December 31,  2004,  in the period from January
1, 2003  through  December  17, 2003 and for the year ended  December  31, 2002,
respectively,   related  to  such   transactions   and  are   reflected  in  the
accompanying consolidated financial statements.

As part of the  Transaction,  the Company  entered into a transitional  services agreement  with  GE  Capital  to  provide  certain  administrative  and  support services in exchange for certain  scheduled fees during the 12 months  following the  date  of the  agreement.  The  Company  transferred  investment  management services  at the  end of the  first  quarter  of  2004  to  Blackrock  Financial
Management, Inc. and Wellington Management Company, LLP from GE Capital.

In connection  with the  Transaction,  the Company  entered into a capital lease
agreement  with  a  subsidiary  of  GE  Capital.   The  lease  agreement  covers
leasehold  improvements made to the Company's  headquarters as well as furniture and fixtures, computer hardware and software used by the Company (see Note 15).

                                        23

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

9. RELATED PARTY TRANSACTIONS (CONTINUED)

In connection with the  Transaction,  the Company entered into the $300,000 Soft
Capital  Facility with GE Capital as lender and  administrative  agent. The Soft
Capital  Facility,  which replaced the capital support facility that the Company previously  had  with GE  Capital,  had an  initial  term  of  eight  years.  In exchange for this  commitment,  the Company  paid a commitment  fee which in the first year was 0.65% of the then  outstanding  commitment  at each  quarter end.
This  agreement was  terminated by the Company on July 22, 2004 and was replaced by a new soft capital  facility,  "Money Market  Committed  Preferred  Custodial
Trust Securities" ("CPS Securities") (see Note 13).

The  Company  also  insured  certain   non-municipal   issues  with  GE  Capital
involvement  as sponsor of the  insured  securitization  and/or  servicer of the underlying  assets.  For some of these issues,  GE Capital also  provides  first loss  protection  in the  event of  default.  Gross  premiums  written  on these issues  amounted to $6, $20, and $50 for the year ended  December 31, 2004,  for the period from  January 1, 2003 through  December 18, 2003,  and the year ended
December 31, 2002,  respectively.  As of  December 31,  2004, par outstanding on
these  deals  before   reinsurance  was  $3,866.   These  issues   sponsored  by
affiliates of GE total  approximately  1% of gross premiums  written in 2003 and
2002.

The Company,  in the normal course of operations,  has entered into transactions with PMI affiliated companies.

As of December 31, 2004 and 2003,  receivables  from  related  parties of $0 and
$9,877, respectively, are due from GE Capital and its affiliates.

10. COMPENSATION PLANS

All  employees of the Company  participate  in the  incentive  compensation  and
deferred   compensation   plans.   Expenses   incurred  by  the  Company   under
compensation plans and bonuses amounted to $15,493,  $3,996,  $10,087 and $3,800 for the year  ended  December  31,  2004,  the period  from  December  18,  2003 through  December  31, 2003,  the period from  January 1, 2003 through  December
17, 2003 and the year ended December 31, 2002,  respectively,  and are reflected in the accompanying  financial statements.  During 2004,  compensation increased primarily due to an increase in employee  headcount Also,  during 2003 and 2002, compensation for certain employees was part of an allocation of expenses

                                        24

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

10. COMPENSATION PLANS (CONTINUED)

from  affiliates  and  were  recorded  as  an  allocated   expense  rather  than
compensation  expense.  In 2004,  these  expenses were directly  recorded by the
Company.  The  increase  in 2003 is driven by  Transaction  related  costs which include retention bonuses and sign-on bonuses to new hires post-acquisition.

The Company offers a defined  contribution  savings plan under Section 401(k) of the Internal  Revenue  Code.  This plan covers  substantially  all employees who meet minimum age and
service  requirements  and  allows  participants  to  defer a  portion  of their annual  compensation  on a pre-tax  basis up to $13 for those  employees who are under 50.  Employees 50 and older are allowed to make a "catch up"  contribution of an  additional  $3 for 2004 under the current IRS code.  The Company may make discretionary  contributions  to the plan on behalf of  employees.  The  Company contributed  $2,532  to the plan on  behalf  of  employees  for the  year  ended
December 31, 2004.

11. DIVIDENDS

Under  New  York  insurance  law,  the  Company  may  pay  a  dividend  to  FGIC
Corporation  only from  earned  surplus  subject to the  following  limitations:
(a) statutory  surplus  after  such  dividend  may not be less than the  minimum
required   paid-in   capital,   which  was   $72,500  in  2004  and  2003,   and
(b) dividends  may  not  exceed  the  lesser  of 10% of its  surplus  or 100% of adjusted net  investment  income,  as defined by New York insurance law, for the twelve-month  period  ended on the  preceding  December 31,  without  the  prior approval of the New York State  Superintendent of Insurance.  In connection with the Transaction,  FGIC  Corporation  agreed that no dividends were to be paid by the Company  until  December 18, 2005,  without  prior  approval of the New York
State Insurance Department.

During the year ended  December 31, 2004,  and the period from December 18, 2003 through  December  31,  2003,  the Company  did not  declare and pay  dividends.
During the period from  January 1, 2003  through  December  17, 2003 and for the year ended  December 31, 2002 the Company  declared  and paid  dividends to FGIC
Corporation  of $284,300 and $100,000  respectively.  These  dividends  declared were approved by the New York State Superintendent of Insurance.

                                        25

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

12. REVOLVING CREDIT FACILITY

FGIC  Corporation,  in  conjunction  with the  Company,  has a  $200,000  senior unsecured  revolving  credit  facility  with a  maturity  of 364  days  from the closing of the  revolving  credit  facility.  The revolving  credit  facility is provided  by a  syndicate  of banks  and  other  financial  institutions  led by
JPMorgan Chase,  as  administrative  agent and sole lead arranger.  During 2004, no draws were made on the revolving credit facility.

13. PREFERRED TRUST SECURITIES

On July 19, 2004,  the Company  closed a new $300,000  facility,  consisting  of
Money   Market   Committed    Preferred   Custodial   Trust   Securities   ("CPS
Securities").   This  facility  replaces  a  $300,000  "Soft  Capital"  facility previously  provided by GE Capital.  Each of six  separate  and newly  organized
Delaware  trusts (the  "Trusts"),  issues $50,000 in perpetual CPS Securities on a rolling,  28-day  auction  rate  basis.  Proceeds  from these  securities  are invested in high quality,  short-term  securities  (the  "Eligible  Assets") and held  in the  respective  trust.  Each  Trust  is  solely  responsible  for  its obligations,  and has been  established  for the purpose of entering  into a put
agreement  with  the  Company  which   obligates  the  Trust  at  the  Company's
discretion,  to purchase the perpetual  Preferred Stock of the Company.  In this way,  the  program  provides  capital  support to the  Company by allowing it to obtain  immediate  access  to new  capital  at its sole  discretion  at any time through the exercise of the put options.  In connection  with the  establishment of the Trusts the  Company  incurred  $4,638 of  expenses  which is  included in underwriting  expenses for the year ended  December  31,  2004.  During the year ended  December 31, 2004,  the Company  recorded $905  included in  underwriting expenses,  for the  right to put its  shares to the  trusts.  These  trusts  are considered  variable  interest  entities under FIN 46,  however,  the Company is not  considered  the  primary  beneficiary  and  therefore  is not  required  to consolidate the trusts.

14. FINANCIAL INSTRUMENTS

(a)     Fair Value of Financial Instruments

      The  following  methods  and  assumptions  were  used  by the  Company  in estimating fair values of financial instruments:

                                        26

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

14. FINANCIAL INSTRUMENTS (CONTINUED)

      Fixed Maturity  Securities:  Fair values for fixed maturity securities are based on quoted market prices,  if available.  If a quoted market price is not  available,  fair values are estimated  using quoted market prices for similar  securities.  Fair value disclosure for fixed maturity  securities are included in the consolidated balance sheets and in Note 5.

      Short-term  Investments:  Short-term  investments  are  carried  at  cost, which approximates fair value.

      Cash and Cash Equivalents,  Accrued  Investment  Income,  Prepaid Expenses
      and Other  Assets,  Receivable  from Related  Parties,  Ceded  Reinsurance
      Balances  Payable,  Accounts  Payable and Accrued Expenses and Payable for
      Securities  Purchased:  The  carrying  amounts of these items  approximate their fair values.

      The  estimated  fair  values of the  Company's  financial  instruments  at
      December 31, 2004 and 2003 are as follows:

                                         2004                     2003
                                ------------------------------------------------
                                 CARRYING      FAIR       CARRYING       FAIR
                                  AMOUNT       VALUE       AMOUNT       VALUE
                               -------------------------------------------------
      Financial assets:
        Cash on hand and
          in-demand accounts     $  69,292   $   69,292   $  78,645   $   78,645
        Short-term investments     140,473      140,473      14,377       14,377
        Fixed maturity
        securities               2,938,856    2,938,856   2,691,922    2,691,922

     Financial  Guaranties:  The  carrying  value  of  the  Company's  financial
     guaranties  is  represented  by  the  unearned  premium  reserve,   net  of
     deferred  acquisition  costs, loss and loss adjustment expense reserves and prepaid  reinsurance  premiums.  Estimated fair values of these  guaranties are based on an  estimate  of the balance  that is  necessary  to bring the future  returns  for the  Company's  embedded  book of business to a market
     return.  The  estimated  fair  values  of  such  financial   guaranties  is
     $965,992  compared to a carrying value of $936,334 as of December 31,  2004
     and  is  $830,881   compared  to  a  carrying   value  of  $824,595  as  of
     December 31, 2003.

                                        27

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

14. FINANCIAL INSTRUMENTS (CONTINUED)

     As of  December  31,  2004  and  2003,  the net  present  value  of  future
     installment    premiums   was   approximately    $192,000   and   $111,200,
     respectively, discounted at 5% at December 31, 2004 and 2003.

(b)     Concentrations of Credit Risk

     The  Company  considers  its  role  in  providing  insurance  to be  credit enhancement  rather than credit  substitution.  The  Company  insures  only those  securities  that, in its judgment,  are of investment grade quality.
     The Company has  established and maintains its own  underwriting  standards that  are  based  on  those  aspects  of  credit  that  the  Company  deems important  for  the  particular  category  of  obligations  considered  for insurance.  Credit  criteria  include  economic  and  social  trends,  debt management,  financial  management  and legal and  administrative  factors, the  adequacy of  anticipated  cash flows,  including  the  historical  and expected  performance  of assets  pledged for payment of  securities  under varying  economic  scenarios and  underlying  levels of protection  such as insurance or over-collateralization.

       In  connection  with  underwriting  new  issues,  the  Company  sometimes requires,  as a  condition  to  insuring  an issue,  that  collateral  be pledged or, in some  instances,  that a third-party  guaranty be provided for a term of the  obligation  issued  by a party  of  acceptable  credit quality  obligated to make  payment  prior to any payment by the Company.
       The types and  extent  of  collateral  pledged  varies,  but may  include residential and commercial  mortgages,  corporate  debt,  government debt and consumer receivables.

       As of December 31,  2004, the Company's total  outstanding bond principal
       insured  was  $236,777,000,   net  of  reinsurance  of  $24,394,000.  The
       Company's  insured   portfolio  as  of  December 31,   2004  was  broadly
       diversified  by  geography  and bond  market  sector  with no single debt
       issuer   representing   more   than   1%  of  the   Company's   principal
       outstanding, net of reinsurance.

                                        28

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

14. FINANCIAL INSTRUMENTS (CONTINUED)

As of  December 31,  2004,  the  composition  of  principal  insured  by type of issue, net of reinsurance, was as follows:

                                                     NET PRINCIPAL
                                                      OUTSTANDING
                                                    -----------------
Municipal:
  Tax supported                                      $  130,710,700
  Water & sewer                                          31,472,300
  Healthcare                                              1,721,900
  Transportation                                         23,714,800
  Education                                              10,058,300
  Housing                                                   377,400
  Other                                                   4,680,700
 Non-municipal and international                         34,040,700
                                                    -----------------
Total                                                $  236,776,800
                                                    =================

As  of  December 31,  2004,  the  composition  of  principal  insured  ceded  to reinsurers was as follows:

                                                    CEDED PRINCIPAL
                                                      OUTSTANDING
                                                   ------------------
Reinsurer:
  Radian Reinsurance Company                         $   8,230,000
  Ace Guaranty Inc.                                      7,948,000
  American Re-Insurance Company                          2,716,000
  RAM Reinsurance Company                                2,192,000
  Other                                                  3,308,000
                                                   ------------------
Total                                                $  24,394,000
                                                   ==================

                                        29

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

14. FINANCIAL INSTRUMENTS (CONTINUED)

The  Company  did not have  recoverables  in  excess  of 3% of  equity  from any single reinsurer.

The   Company's   gross  and  net  principle   and  interest   outstanding   was
$425,600,000 and $382,800,000, respectively, as of December 31, 2004.

The  Company  is  authorized  to do  business  in  50 states,  the  District  of
Columbia,   the  Commonwealth  of  Puerto  Rico,  and  in  the  United  Kingdom.
Principal   exposure   outstanding  at  December 31,   2004  by  state,  net  of
reinsurance, was as follows:

                                                     NET PRINCIPAL
                                                      OUTSTANDING
                                                   ------------------

California                                           $   28,244,400
New York                                                 19,714,800
Florida                                                  15,825,300
Pennsylvania                                             15,625,200
Illinois                                                 13,583,400
Texas                                                    11,197,000
New Jersey                                               10,792,600
Michigan                                                  7,984,500
Ohio                                                      6,897,700
Washington                                                6,061,800
Subtotal                                                135,926,700
Other states                                             66,809,400
Mortgage and asset backed                                33,729,700
International                                               311,000
                                                   ------------------
Total                                                $  236,776,800
                                                   ==================

                                        30

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

15. COMMITMENTS

The Company leases office space under operating  lease  agreements in the United
States and the United  Kingdom.  Rent expense under the operating  lease for the year ended  December  31, 2004,  for the periods from  December 18, 2003 through
December  31, 2003,  from January 1, 2003 through  December 17, 2003 and for the
year  ended   December   31,  2002  was  $3,070,   $90,   $3,210,   and  $4,300,
respectively. Future payments associated with these leases are as follows:

                                                      OPERATING LEASE
                                                        COMMITMENTS
                                                           AMOUNT
                                                    ---------------------
    Year ending December 31:
      2005                                               $   2,435
      2006                                                   2,537
      2007                                                   2,537
      2008                                                   1,668
      2009                                                     452
      2010 and thereafter                                    2,094
                                                    ---------------------
    Total minimum future rental payments                 $  11,723
                                                    =====================

In connection  with the  Transaction,  the Company  entered into a capital lease with a related party (an affiliate of GE), covering  leasehold  improvements and computer  equipment  to be used at its home  office.  At the  lease  termination date of June 30,  2009,  the  Company  will  own the  leased  equipment.  Future payments associated with this lease are as follows:

                                                        CAPITAL LEASE
                                                         COMMITMENTS
                                                           AMOUNT
                                                      ------------------
   Year ending December 31:
      2005                                                $  2,521
      2006                                                   1,570
      2007                                                   1,545
      2008                                                   1,390
   Thereafter                                                  265
                                                      ------------------
   Total                                                     7,291
   Less interest                                               845
                                                      ------------------
   Present value of minimum lease payments                $  6,446
                                                      ==================

                                        31

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

16. COMPREHENSIVE INCOME

Accumulated  other   comprehensive   income  of  the  Company  consists  of  net
unrealized  gains on  investment  securities  and foreign  currency  translation adjustments.  The  components of other  comprehensive  income for the year ended
December 31,  2004,  the periods  from  December  18, 2003 through  December 31,
2003,  period from January 1, 2003 through  December 17, 2003 and the year ended
December 31, 2002 are as follows:

                                                         YEAR ENDED DECEMBER 31, 2004
                                                       ----------------------------------
                                                        BEFORE       TAX       NET OF
                                                          TAX                    TAX
                                                        AMOUNT                 AMOUNT
                                                       ----------------------------------

Unrealized holding gains arising during the year         $14,928    $(5,225)   $  9,703
Less reclassification adjustment for gains realized
  in net income                                             (559)       196        (363)
                                                       ----------------------------------
Unrealized gains on investments                           14,369     (5,029)      9,340
Foreign currency translation adjustment                    6,286     (2,200)      4,086
                                                       ----------------------------------
Total other comprehensive income                         $20,655    $(7,229)   $ 13,426
                                                       ==================================

                                                         PERIOD FROM DECEMBER 18, 2003
                                                            THOUGH DECEMBER 31, 2003
                                                       -----------------------------------
                                                        BEFORE       TAX        NET OF
                                                          TAX                     TAX
                                                        AMOUNT                  AMOUNT
                                                       -----------------------------------

Unrealized holding gains arising during the period       $ 3,168    $(1,109)    $ 2,059
Less reclassification adjustment for gains realized
  in net income                                                -          -           -
                                                       -----------------------------------
Unrealized gains on investments                            3,168     (1,109)      2,059
                                                       -----------------------------------
Total other comprehensive income                         $ 3,168    $(1,109)    $ 2,059
                                                       ===================================

                                        32

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

16. COMPREHENSIVE INCOME (CONTINUED)

                                                          PERIOD FROM JANUARY 1, 2003
                                                           THROUGH DECEMBER 17, 2003
                                                       -----------------------------------
                                                         BEFORE       TAX       NET OF
                                                          TAX                     TAX
                                                         AMOUNT                 AMOUNT
                                                       -----------------------------------

Unrealized holding gains arising during the period       $30,853    $(10,798)   $ 20,055
Less reclassification adjustment for gains realized
  in net income                                          (31,506)     11,027     (20,479)
                                                       -----------------------------------
Unrealized losses on investments                            (653)        229        (424)
Foreign currency translation adjustment                    6,565      (2,298)      4,267
                                                       -----------------------------------
Total other comprehensive income                         $ 5,912    $ (2,069)   $  3,843
                                                       ===================================

                                                          YEAR ENDED DECEMBER 31, 2002
                                                       ------------------------------------
                                                         BEFORE       TAX        NET OF
                                                          TAX                      TAX
                                                         AMOUNT                  AMOUNT
                                                       ------------------------------------

Unrealized holding gains arising during the year         $171,797   $(60,129)    $111,668
Less reclassification adjustment for gains realized
  in net income                                           (68,546)    23,991      (44,555)
                                                       ------------------------------------
Unrealized gains on investments                           103,251    (36,138)      67,113
Foreign currency translation adjustment                    (4,127)     1,445       (2,682)
                                                       ------------------------------------
Total other comprehensive income                         $ 99,124   $(34,693)    $ 64,431
                                                       ====================================

                                        33

             Financial Guaranty Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

                             (Dollars in thousands)

17.     QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

                                    -------------------------------------------------------------------
                                    THREE MONTHS THREE MONTHS THREE MONTHS  THREE MONTHS  YEAR ENDED
                                        ENDED        ENDED        ENDED        ENDED
                                      MARCH 31,    JUNE 30,   SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
                                    -------------------------------------------------------------------
                                                                   2004
                                    -------------------------------------------------------------------
Gross premiums written                    $56,395     $106,457      $87,869     $  72,854    $ 323,575

Net premiums written                       53,649      105,645       87,072        67,512      313,878

Net premiums earned                        31,202       53,151       49,760        40,836      174,949
Net investment income and net
realized gains                             24,198       22,611       24,466        26,993       98,268

Other income                                  317          240          117            62          736

Total revenues                             55,717       76,002       74,343        67,891      273,953

Losses and loss adjustment expenses           664      (1,070)        6,725         (397)        5,922

Income before taxes                        48,208       64,083       55,983        56,508      224,782
Net income                                $38,304      $48,393      $41,954      $ 41,435    $ 170,086

                                    -------------------------------------------------------------------------
                                                           PREDECESSOR                           SUCCESSOR
                                    -------------------------------------------------------------------------
                                                             THREE    PERIOD FROM   PERIOD FROM  PERIOD FROM
                                       THREE      THREE      MONTHS    OCTOBER 1,   JANUARY 1    DECEMBER 18
                                      MONTHS      MONTHS      ENDED      THROUGH     THROUGH      THROUGH
                                       ENDED      ENDED    SEPTEMBER    DECEMBER    DECEMBER      DECEMBER
                                     MARCH 31,   JUNE 30,      30,         17,         17,           31,
                                    ------------------------------------------------------------------------
                                                                     2003
                                    ------------------------------------------------------------------------
Gross premiums written                 $ 48,458   $93,483     $ 63,211   $  42,960  $  248,112   $   12,213

Net premiums written                     48,521    97,445       58,763      42,831     247,560       18,474

Net premiums earned                      33,926    42,402       38,696      26,725     141,749        8,582
Net investment income and net
realized gains                           59,803    30,531       29,585      24,206     144,125        4,269

Other income                                 26        57          470          27         580           44

Total revenues                           93,755    72,990       68,751      50,958     286,454       12,895

Losses and loss adjustment expenses     (2,700)     6,429          407    (10,893)     (6,757)          236

Income before taxes                      83,592    54,954       50,839      56,124     245,509        7,958

Extraordinary gain                            -         -            -           -           -       13,852
Net income                             $ 63,767   $42,282      $42,154   $  43,146  $  191,349   $   20,046